                        Mortgage Origination & Management
                                    Agreement

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED

                                   The Trustee

                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED

                                The Trust Manager

              NATIONAL MUTUAL PROPERTY SERVICES (AUST.) PTY LIMITED

                              The Mortgage Manager

CLAUSE                                                                                                         PAGE

1.           DEFINITIONS AND INTERPRETATION                                                                       1

1.1          DEFINITIONS                                                                                          1
1.2          INTERPRETATION                                                                                       5

2.           APPOINTMENT                                                                                          7

2.1          APPOINTMENT                                                                                          7
2.2          ACCEPTANCE OF APPOINTMENT                                                                            7
2.3          AGREED PROCEDURES                                                                                    7

3.           STATUS OF MORTGAGE MANAGER                                                                           7

3.1          INDEPENDENT CONTRACTOR                                                                               7
3.2          USE BY MORTGAGE MANAGER OF APPROVED MATERIALS                                                        8
3.3          SPECIFIC INDEMNITY                                                                                   8

4.           ORIGINATION PROCEDURES                                                                               8

4.1          MAKING OF ORIGINATION PROPOSALS                                                                      8
4.2          FORM OF ORIGINATION PROPOSALS                                                                        8
4.3          IMPLEMENTATION OF AGREED PROCEDURES                                                                  8

5.           GENERAL MANAGEMENT OF MORTGAGES                                                                      8

5.1          REQUIRED DEGREE OF SKILL AND CARE                                                                    8
5.2          EXERCISE OF POWERS                                                                                   9
5.3          MORTGAGE MANAGER'S POWER TO APPOINT AGENTS                                                           9
5.4          MORTGAGE MANAGER WILL ACCOUNT TO TRUSTEE FOR MONEYS RECEIVED                                        10
5.5          TRUSTEE TO RECEIVE MORTGAGE MONEY                                                                   10
5.6          MORTGAGE MANAGER TO KEEP TRUST ASSETS SEPARATE                                                      10
5.7          MAINTENANCE OF RECORDS                                                                              10
5.8          RECORDS PROPERTY OF TRUSTEE                                                                         11
5.9          AVAILABILITY OF MORTGAGE MANAGER'S RECORDS AND OTHER INFORMATION                                    11
5.10         COMPLIANCE WITH LAWS                                                                                12
5.11         CUSTODY OF DOCUMENTS                                                                                12
5.12         DIRECTIONS OF TRUST MANAGER                                                                         12
5.13         BOND ISSUE CONFIRMATION CERTIFICATE                                                                 12

6.           REPORTING                                                                                           13

6.1          PERIODIC REPORTS                                                                                    13
6.2          FINANCIAL INFORMATION                                                                               13
6.3          ADVERSE INFORMATION                                                                                 13

7.           DEFAULT PROCEDURES                                                                                  13

7.1          ADVISING OF DEFAULTS                                                                                13
7.2          PROCEDURES ON DEFAULT                                                                               14
7.3          MORTGAGE MANAGER TO COMPLY WITH DIRECTIONS                                                          14
7.4          MORTGAGE MANAGER MAY INCUR COSTS                                                                    14
7.5          TRUSTEE AND TRUST MANAGER TO FACILITATE ENFORCEMENT                                                 14
7.6          MORTGAGE INSURANCE CLAIMS                                                                           15
7.7          REPORTING OF ENFORCEMENT ACTION                                                                     15

8.           PROPERTY INSURANCE                                                                                  15

9.           REIMBURSEMENT OF MORTGAGE MANAGER                                                                   16

9.1          MORTGAGE MANAGER TO BEAR OWN COSTS                                                                  16
9.2          MORTGAGE MANAGER TO INDEMNIFY TRUSTEE FOR COSTS                                                     16
9.3          REIMBURSEMENT OF MORTGAGE MANAGER                                                                   16

10.          REPRESENTATIONS AND WARRANTIES                                                                      17

10.1         REGARDING MORTGAGES                                                                                 17
10.2         REGARDING THE MORTGAGE MANAGER                                                                      18
10.3         TRUSTEE'S RELIANCE ON REPRESENTATIONS AND WARRANTIES                                                19

11.          INDEMNITY                                                                                           19

12.          AGREED PROCEDURES                                                                                   20

12.1         ACKNOWLEDGMENT                                                                                      20
12.2         CHANGES TO AGREED PROCEDURES                                                                        20
12.3         INCONSISTENCY                                                                                       20

13.          MORTGAGE MANAGER'S FEES                                                                             20

13.1         SERVICING FEE                                                                                       20
13.2         OTHER MORTGAGE MANAGER FEES                                                                         20

14.          TERMINATION                                                                                         20

14.1         TERMINATION BY TRUSTEE                                                                              20
14.2         TERMINATION BY MORTGAGE MANAGER                                                                     21
14.3         EFFECT OF TERMINATION                                                                               21
14.4         SURVIVAL OF OBLIGATIONS                                                                             21

15.          ASSIGNMENTS                                                                                         21

15.1         BY MORTGAGE MANAGER                                                                                 21
15.2         BY TRUSTEE OR TRUST MANAGER                                                                         22

16.          NOTICES                                                                                             22

17.          THE TRUSTEE                                                                                         23

17.1         TRUSTEE OF THE FUNDS                                                                                23

18.          MISCELLANEOUS                                                                                       24

18.1         GOVERNING LAW                                                                                       24
18.2         JURISDICTION                                                                                        25
18.3         SEVERABILITY OF PROVISIONS                                                                          25
18.4         COUNTERPARTS                                                                                        25

                                      (5)

CLAUSE                                                                    PAGE

                                      (6)

CLAUSE                                                                    PAGE

AGREEMENT made in                on                                         1994

BETWEEN      PERPETUAL  TRUSTEES  AUSTRALIA  LIMITED ACN 000 431 827 of Level 7,
             39 Hunter Street,  Sydney NSW 2000 (the "TRUSTEE")

AND          SUPERANNUATION MEMBERS' HOME LOANS LIMITED, ACN 005 964 134 of
             Level 34, 525 Collins Street, Melbourne, VIC 3000 (the "TRUST
             MANAGER")

AND          NATIONAL MUTUAL PROPERTY SERVICES (AUST.) PTY LIMITED, ACN 006 240
             884 of Level 36, 525 Collins Street, Melbourne, VIC 3000 (the
             "MORTGAGE MANAGER")

IT IS AGREED:

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS

        The following words and expressions have the following meanings when used in this Agreement.

        "AGREED PROCEDURES" means the practices and procedures relating to the origination, management and servicing of the Mortgages from time to time notified by the Trust Manager to the Mortgage Manager for the purposes of this Agreement. The initial Agreed Procedures are set out in the document entitled "SMHL Mortgage Product - Agreed Procedures Manual
        (Mortgage Origination and Management)" dated on or about the date of this Agreement.

        "APPLICATION FOR LOAN" means an application by a prospective Mortgagor for a Loan.

        "APPROVED MORTGAGE INSURANCE POLICY" means the Mortgage Insurance Policy maintained by the Trustee to cover certain losses incurred in connection with Mortgages originated in accordance with this Agreement.

        "APPROVED SOLICITOR" means a solicitor or other person approved in accordance with the Agreed Procedures to act for the Trustee in relation to settling Mortgages as contemplated by this Agreement.

        "APPROVED VALUER" means a person approved in accordance with the Agreed
        Procedures to act for the Trustee in valuing Properties.

        "AUTHORISED SIGNATORY" in relation to any corporation means any person from time to time certified in writing by two directors of the corporation (or, in the case of the Trustee, by any divisional manager) to be an authorised signatory of the corporation, whose signature appears on such certificate and which such signature is certified thereon by such directors (or such divisional manager) to be that person's signature.

        "AUTHORITY" means any government, or any government or semi-government authority, administrative, fiscal or judicial body, department, commission or other like body.

        "BANKING DAY" means a day, other than a Saturday, Sunday or public holiday on which banks and financial institutions generally are open for business in Melbourne.

        "BOND ISSUE CONFIRMATION CERTIFICATE" means a certificate substantially in the form of the Schedule.

        "COLLATERAL SECURITY" means, in relation to a Mortgage, each guarantee, indemnity or other Encumbrance executed in favour of the Trustee or held by the Trustee as further security for the money secured by that
        Mortgage.

        "DEFAULTING MORTGAGE" means a Mortgage in respect of which an Event of
        Default has occurred which has not been remedied to the satisfaction of the Trust Manager and the Trustee or waived by or on behalf of the
        Trustee.

        "DISPUTE RESOLUTION PROCEDURES" means any procedures from time to time in force which are agreed to between the Trustee and the Trust Manager relating to the resolution of any dispute in relation to any Mortgage
        Document or any proposed or prospective Loan.

        "DUE DATE" means, in relation to a Mortgage Instalment, the date upon which the relevant Mortgagor is due to pay that Mortgage Instalment in accordance with the relevant Mortgage.

        "ENCUMBRANCE" means a mortgage, charge, caveat or other security interest.

        "ENHANCEMENT" means any security, support, rights or benefits in support of or substitution for an Authorised Investment or the income or benefit arising thereon, including (but not limited to) a Mortgage Insurance
        Policy.

        "EVENT OF DEFAULT" means, in relation to a Mortgage, any event which entitles the Trustee as mortgagee to demand immediate repayment of the money secured by that Mortgage and to enforce that Mortgage.

                                     3.

        "EVENT OF INSOLVENCY" in relation to a person means each of the following events:

        (a)  a liquidator, provisional liquidator, trustee, manager, receiver, receiver and manager, administrator or similar officer is appointed in respect of the person or any of its assets;

        (b)  an application is made to a court for an order or an order is made or a meeting is convened or a resolution is passed for the purpose of appointing a person referred to in paragraph (a) or for winding up the person or for implementing a scheme of arrangement for the person;

        (c)  a moratorium of any debts of the person or an official assignment or a composition or an arrangement formal or informal with the person's creditors or any similar proceeding or arrangement by which the assets of the person are submitted to the control of its creditors is applied for ordered or declared;

        (d)  the person becomes or is declared or is deemed insolvent within the meaning of any applicable law or is unable or admits in writing its inability to pay its debts as they fall due; or

        (e)  any distress, execution, attachment or other process is made or levied against any asset of the person.

        "EXPENSE" means, in relation to a Fund, all costs, charges and expenses incurred by the Trustee or the Trust Manager in the operation of that
        Fund pursuant to the Trust Deed.

        "FACE VALUE" means in relation to a Mortgage and at any time, the principal amount of the Loan secured by that Mortgage at that time.

        "FINANCIAL STATEMENTS" means, in relation to a person, a profit and loss account and balance sheet for that person, together with any notes or other accounts or documents incorporated into or annexed to them.

        "FUND" means each individual trust fund created by the Trustee pursuant to the Trust Deed.

        "GUARANTOR" means, in relation to a Mortgage, any person (other than the
        Mortgagor) who has executed a Collateral Security in favour of the

                                       4.

        Trustee.

        "INTEREST HEDGE" means any futures contract, option agreement, hedge, swap, cap, forward rate agreement or other arrangement in relation to interest rates made by the Trustee (whether alone or with the Trust
        Manager or any other person) in accordance with the Trust Deed.

        "LAW" means any law, regulation, rule, ordinance, by-law, statutory instrument or order of the Commonwealth of Australia, any State or
        Territory, or any local or municipal council or body.

        "LOAN" means a loan secured by a Mortgage.

        "LOAN INSTALMENT" means, in relation to a Mortgage, each payment
        (whether of principal, interest or both) due to be made in respect of that Mortgage on a periodic or regular basis.

        "MORTGAGE" means a mortgage over land situated in any Australian jurisdiction which is originated and settled by the Mortgage Manager on behalf of the Trustee in accordance with this Agreement.

        "MORTGAGE DOCUMENT" means in relation to a Mortgage:

        (a)  that Mortgage;

        (b)  each Secured Agreement relating to that Mortgage;

        (c)  each Collateral Security relating to that Mortgage;

        (d)  each Property Insurance relating to that Mortgage;

        (e)  each Enhancement, to the extent it relates to that Mortgage;

        (f)  each Interest Hedge to the extent it relates to that Mortgage;

        (g)  each Mortgage Insurance Policy, to the extent it relates to that
             Mortgage; and

        (h)  any other document or agreement which is agreed between the Trustee and/or the Trust Manager and the Mortgage Manager to be a Mortgage
             Document for the purposes of this Agreement.

        "MORTGAGE INSTALMENT" means all or any part of any amount of

                                       5.

        principal or interest payable by a Mortgagor under or secured by a
        Mortgage on a periodic basis. It does not include any amount which becomes due and payable upon or after the acceleration of the repayment of the principal amount of a Loan following the occurrence of an Event of Default under that Mortgage.

        "MORTGAGE INSURANCE POLICY" means a policy of insurance under which, amongst other things, an insurer insures a Mortgage against loss by the
        Trustee for a fixed sum or a percentage (up to and including 100%) of the Face Value of the Mortgage.

        "MORTGAGOR" means the mortgagor under a Mortgage.

        "PERIODIC REPORTS" means all reports, information and data which the
        Mortgage Manager is required by the Agreed Procedures to give to the
        Trust Manager on a regular or periodic basis.

        "PORTFOLIO OF MORTGAGES" has the same meaning as in the Trust Deed.

        "POWER" means, in relation to a Mortgage Document any right, power or discretion conferred on the Trustee or the Mortgage Manager by that
        Mortgage Document or by any Law.

        "PROGRAMME" means the programme for the establishment of the
        Superannuation Members' Loans Trusts under the Trust Deed, the issue of
        Bonds (as defined in and in the manner contemplated by the Trust Deed)
        and the origination of Loans secured by Mortgages in accordance with the
        Trust Deed.

        "PROPERTY" means, in relation to a Mortgage, the property the subject of that Mortgage.

        "PROPERTY INSURANCES" means, in relation to a Mortgage, all insurance policies which a Mortgagor maintains, or is required to maintain under that Mortgage.

        "SECURED AGREEMENT" means, in relation to a Mortgage, any document or agreement under which any money secured by that Mortgage is or may become outstanding.

        "SECURITISATION FUND BOND ISSUE DIRECTION" has the same meaning as in the Trust Deed.

        "SOLICITOR'S CERTIFICATE" means, in relation to a Mortgage, a

                                       6.

        certificate from an Approved Solicitor addressed to the Trustee and the
        Trust Manager as to certain matters relating to the origination of that
        Mortgage and the Property, such certificate to be in the form required from time to time by the Agreed Procedures.

        "TRUST DEED" means the Master Trust Deed dated on or about the date of this Agreement made between the Trust Manager and the Trustee pursuant to which a series of separate trusts are to be established, to be called collectively the "Superannuation Members' Home Loans Trusts" (or such other name as the Trustee and the Trust Manager may from time to time agree.

        "UNIFORM CONSUMER CREDIT LEGISLATION" means, in relation to any State or
        Territory of Australia, the legislation proposed to be enacted in that
        State or Territory in the manner contemplated by the agreement entitled
        Australian Uniform Credit Laws Agreement 1993 entered into between the
        States and Territories of Australia, or (as the case may be) that legislation as enacted.

        "VALUATION" means, in relation to a Mortgage, a valuation of the
        Property, prepared by an Approved Valuer and in a form which complies with the Agreed Procedures.

1.2     INTERPRETATION

        In this Agreement, the Recitals and Schedules, unless the context indicates a contrary intention:

        (a)  the expression "PERSON" includes an individual, a body politic, a corporation and a statutory or other authority or association
             (incorporated or unincorporated);

        (b)  a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

        (c)  a reference herein to any legislation or to any section or provision thereof includes any statutory modification or
             re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory
             instruments issued thereunder;

        (d)  the expression "CORPORATION" means any body corporate wherever formed or incorporated, including without limiting

                                       7.

             the generality of the foregoing, any public authority or any instrumentality of the Crown in the right of any Australian
             Jurisdiction;

        (e)  the expression "CERTIFIED" by a corporation or person means certified in writing by 2 Authorised Signatories of the corporation or by that person respectively and "CERTIFY" and like expressions shall be construed accordingly;

        (f)  words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

        (g)  headings are for convenience only and shall not affect the interpretation hereof;

        (h)  a reference to a clause or a Schedule is, respectively, a reference to a clause or Schedule of this Deed;

        (i)  where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

        (j)  where the day on or by which any sum is payable hereunder or any act, matter or thing is to be done is a day other than a Banking
             Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Banking Day;

        (k)  all accounting terms shall be interpreted in accordance with accounting standards under the Corporations Law and the Regulations and, where not inconsistent with those accounting standards and
             Regulations generally accepted principles and practices in
             Australia consistently applied by a body corporate or as between bodies corporate and over time;

        (l)  a reference to a "MONTH" is to a calendar month; and

        (m)  a reference to any document is to such document as amended, varied, supplemented or novated from time to time.

2.      APPOINTMENT

2.1     APPOINTMENT

                                       8.

        In exercise of the powers conferred upon it by the Trust Deed, the
        Trustee and the Trust Manager appoint the Mortgage Manager on the terms of this Agreement to exercise certain powers and discretions and perform certain obligations in relation to the origination and management of Loans and Mortgages.

2.2     ACCEPTANCE OF APPOINTMENT

        The Mortgage Manager accepts its appointment under clause 2.1 upon and subject to the terms of this Agreement.

2.3     AGREED PROCEDURES

        In exercising its powers and performing its obligations under this
        Agreement, the Mortgage Manager must comply and act in accordance with the Agreed Procedures in all respects.

3.      STATUS OF MORTGAGE MANAGER

3.1     INDEPENDENT CONTRACTOR

        Except for the express delegation to the Mortgage Manager of the exercise of the Powers relating to Mortgage Documents contained in this Agreement, the Mortgage Manager agrees that in performing its obligations under this Agreement:

        (a)  it is an independent contractor and is not the agent, partner or employee of the Trustee or the Trust Manager;

        (b)  it must not (except as permitted by clause 3.2) hold itself out as, or engage in conduct which would lead others to believe that it is a mortgagee under a Mortgage or the agent, partner or employee of the Trustee or the Trust Manager;

        (c)  it will be solely responsible for the acts or omissions of its employees or agents, or of independent contractors, advisers or representatives engaged by it in the performance of its obligations under this Agreement; and

        (d)  it must not (except as permitted by clause 3.2) issue any promotional or advertising material which includes the name of the
             Trustee or the provider of any Enhancement without the prior written consent of the Trustee or that Enhancement provider.

                                       9.

3.2     USE BY MORTGAGE MANAGER OF APPROVED MATERIALS

        The Mortgage Manager may in performing its obligations under this
        Agreement use stationery, forms, documents and advertising, promotional and other material approved by or on behalf of the Trustee or the Trust Manager for use in connection with the Programme, provided that the Mortgage Manager complies with Agreed Procedures in doing so.

3.3     SPECIFIC INDEMNITY

        The Mortgage Manager must indemnify the Trustee and the Trust Manager for all costs, losses, damages, claims and expenses suffered or incurred by the Trustee or the Trust Manager as a result of the
        Mortgage Manager, or any employee, agent or other person engaged by the Mortgage Manager being, or being held to be, the agent, partner or employee of the Trustee or the Mortgage Manager.

4.      ORIGINATION PROCEDURES

4.1     MAKING OF ORIGINATION PROPOSALS

        The Mortgage Manager shall from time to time give to the Trustee a written proposal for the investment of the assets of the Funds in Loans upon the security of Mortgages, and for the sale, transfer or other realisation of or dealing with any such Loans or Mortgages. The proposal shall also contain a recommendation by the Mortgage Manager for the
        Trustee to make the investment or other dealing which is the subject of the proposal.

4.2     FORM OF ORIGINATION PROPOSALS

        A proposal made by the Mortgage Manager under clause 4.1 must be in the form, contain the information, be accompanied by the documents, and be made in accordance with the Agreed Procedures and any relevant Mortgage
        Insurance Policy.

4.3     IMPLEMENTATION OF AGREED PROCEDURES

        If the Trustee, acting on a recommendation by the Mortgage Manager in a proposal under clause 4.1, accepts the proposal, the Mortgage Manager must take all action which it is required to take in implementing that proposal under the Agreed Procedures and any relevant Mortgage Insurance
        Policy. In doing so, the Mortgage Manager must use the same degree of skill and care as would be used by a responsible and prudent mortgagee.

                                      10.

5.      GENERAL MANAGEMENT OF MORTGAGES

5.1     REQUIRED DEGREE OF SKILL AND CARE

        The Mortgage Manager must manage each Mortgage using the same degree of skill and care as would be used by a responsible and prudent mortgagee and in accordance with:

        (a)  this Agreement;

        (b)  the requirements of any Mortgage Insurance Policy covering that
             Mortgage; and

        (c)  the Agreed Procedures.

5.2     EXERCISE OF POWERS

        The Mortgage Manager must exercise all of the Powers and perform all of the obligations and functions of the Mortgagee under the Mortgages, including corresponding with the Mortgagors, preparing and sending out statements of account to Mortgagors, and enforcing the Mortgages in accordance with this Agreement.

5.3     MORTGAGE MANAGER'S POWER TO APPOINT AGENTS

        (a)  (POWER TO DELEGATE): The Mortgage Manager may, in carrying out and performing its duties and obligations under this Agreement:

             (i)  (APPOINT ATTORNEYS): from time to time appoint any person to be its attorney or agent for such purposes and with such
                  powers (not exceeding those vested in the Mortgage Manager) as the Mortgage Manager thinks fit, with power for the attorney or agent to sub-delegate any such Powers and also to authorise the issue in the name of the Mortgage Manager of documents bearing facsimile signatures of the Mortgage Manager or of the attorney or agent, either with or without proper manuscript signatures of their officers thereon and the Mortgage Manager in any such power of attorney, and the attorney or agent by the terms of any such sub-delegation, may insert such
                  provisions for the protection and convenience of those dealing with any such attorney or agent or sub-delegate as they may think fit; and

                                      11.

             (ii) (TERMINATE APPOINTMENTS): terminate, suspend or revoke any appointment made pursuant to sub-paragraph (i) above,

        (b)  (LIABILITY FOR DELEGATES): Subject to paragraph (c) below, the
             Mortgage Manager shall continue to be liable to the Trustee for the acts or omissions of any person appointed as its attorney or agent pursuant to paragraph (a) above.

        (c)  (NO LIABILITY): The Mortgage Manager shall have no liability for the acts or omissions of any Approved Solicitor or Approved Valuer, provided that:

             (i)  any such person is appointed in accordance with the Agreed
                  Procedures; and

             (ii) the terms of such appointment are such that each such person is appointed to act for the Trustee and is directly liable to the Trustee for its acts or omissions in acting as an Approved
                  Solicitor or Approved Valuer (as the case may be).

5.4     MORTGAGE MANAGER WILL ACCOUNT TO TRUSTEE FOR MONEYS RECEIVED

        The Mortgage Manager must immediately (and in any event within one
        Banking Day of receipt) pay to the Trustee all money which it receives under or in connection with any Mortgage Document or as a result of or in connection with the exercise of any Power under any Mortgage
        Document.

5.5     TRUSTEE TO RECEIVE MORTGAGE MONEY

        The Mortgage Manager must ensure that, except and to the extent expressly provided in this Agreement, all money:

        (a)  paid or payable under or in connection with any Mortgage Document;
             or

        (b)  received, receivable or realised following the exercise of any
             Power relating to a Defaulting Mortgage,

        is paid to an account in the name of the Trustee designated by the
        Trust Manager from time to time.

                                      12.

5.6     MORTGAGE MANAGER TO KEEP TRUST ASSETS SEPARATE

        The Mortgage Manager must keep any assets of any Fund which it holds from time to time separate from any other property belonging to or held by the Mortgage Manager.

5.7     MAINTENANCE OF RECORDS

        The Mortgage Manager must keep accounting and other records which correctly record and explain:

        (a)  the origination and settlement of each Mortgage;

        (b)  the entering into of all Mortgage Documents entered into in connection with each Mortgage;

        (c)  all payments made and received by or on behalf of the Trustee under each Mortgage Document;

        (d)  all action taken in the exercise of any Power; and

        (e)  the financial position at any time in relation to each Mortgage in a manner which will enable the preparation from time to time of accounts and other financial statements in accordance with the requirements of all applicable Laws and otherwise in such form as the Trust Manager from time to time requires.

        These accounting and other records must be kept in such form and using such data storage, access and retrieval methods as are set out in the
        Agreed Procedures.

5.8     RECORDS PROPERTY OF TRUSTEE

        All accounting and other records kept by the Mortgage Manager under clause 5.7 shall be the property of the Trustee and the Mortgage
        Manager must deliver all such records to the Trustee promptly upon request and in any event upon termination of this Agreement.

5.9     AVAILABILITY OF MORTGAGE MANAGER'S RECORDS AND OTHER INFORMATION

        The Mortgage Manager must:

        (a)  (PRODUCE BOOKS): make available for inspection by the Trustee, the
             Trust Manager or any person authorised by either

                                      13.

             of them, during normal business hours and upon reasonable notice all books and records maintained by the Mortgage Manager under or for the purposes of this Agreement;

        (b)  (TAKE COPIES): permit the Trustee or the Trust Manager to take copies of those books and records, using the Mortgage Manager's copying and other office equipment and at no cost to the Trustee or the Trust Manager;

        (c)  (PROVIDE INFORMATION): give to the Trustee, the Trust Manager or any person authorised by either of them such written or oral information as any such person requires with respect to all matters relating to the performance by the Mortgage Manager of its obligations under this Agreement; and

        (d)  (COMPUTER ACCESS): provide the Trust Manager with access to any computer database on which any accounting or other records maintained by the Mortgage Manager under or for the purposes of this Agreement are kept on the following basis:

             (i)   the method of access will be by standard telephone line and modem link or such other method of access as the Trust
                   Manager selects in its reasonable discretion from time to
                   time;

             (ii)  the Trust Manager must co-operate in all respects necessary or desirable to establish that access and must bear the costs of establishment; and

             (iii) the access provided by the Mortgage Manager must be
                   continuous for 24 hours per day, except for periods during which necessary maintenance work or unforeseen system failure make access impossible.

5.10    COMPLIANCE WITH LAWS

        The Mortgage Manager must comply with all Laws in performing its obligations under this Agreement, including (without limitation) those relating to or regulating the engaging in of misleading, deceptive and unconscionable conduct.

5.11    CUSTODY OF DOCUMENTS

        The Mortgage Manager must promptly deliver to the Trustee all Mortgage
        Documents which come into its possession, except to the extent that the Trustee consents to the Mortgage Manager holding

                                      14.

        them, or delivers to the Mortgage Manager any Mortgage Documents, for the purposes of enabling or facilitating the performance by the
        Mortgage Manager of its obligations under this Agreement.

5.12    DIRECTIONS OF TRUST MANAGER

        The Mortgage Manager must comply with all reasonable directions of the
        Trustee or the Trust Manager as to the performance by the Mortgage
        Manager of its obligations under this Agreement. In the absence of any directions from the Trustee or the Trust Manager, the Mortgage Manager must (upon and subject to the terms of this Agreement) exercise its own judgment, skill and discretion in performing its obligations under this Agreement.

5.13    BOND ISSUE CONFIRMATION CERTIFICATE

        (a)  (COPY OF SECURITISATION FUND BOND ISSUE DIRECTION): The Trust
             Manager must deliver a copy of a Securitisation Fund Bond Issue
             Direction to the Mortgage Manager within one Banking Day of delivering the original to the Trustee under the Master Trust Deed.

        (b)  (BOND ISSUE CONFIRMATION CERTIFICATE): Within three Banking Days after receiving a copy of a Securitisation Fund Bond Issue
             Direction the Mortgage Manager must either:

             (i)   deliver to the Trust Manager a Bond Issue Confirmation
                   Certificate with respect to the Portfolio of Mortgages
                   specified in the relevant Securitisation Fund Bond Issue
                   Direction; or

             (ii)  if the Mortgage Manager is unable to give that Bond Issue
                   Confirmation Certificate, because any of the matters to be certified is, with respect to that Portfolio of Mortgages, not correct, the Mortgage Manager must give notice in writing to the Trust Manager and Trustee specifying in reasonable
                   detail the reasons why the Mortgage Manager is unable to give the Bond Issue Confirmation Certificate with respect to that
                   Portfolio of Mortgages.

                                      15.

6.      REPORTING

6.1     PERIODIC REPORTS

        The Mortgage Manager must deliver to the Trust Manager the Periodic
        Reports at the times and in the form required from time to time by the
        Agreed Procedures.

6.2     FINANCIAL INFORMATION

        The Mortgage Manager must deliver to the Trustee (and the Trust
        Manager):

        (a)  promptly, and in any event within 5 months of the end of each of its financial years its audited Financial Statements; and

        (b)  promptly, such other financial and other information as the Trustee or the Trust Manager may from time to time reasonably request, including information relating to:

             (i)   the performance by the Mortgage Manager of its obligations under this Agreement

             (ii)  the Mortgages and any other Mortgage Documents;

             (iii) the exercise by the Mortgage Manager of its rights under this
                   Agreement; and

             (iv)  the performance by the Mortgage Manager of its obligations under this Agreement.

6.3     ADVERSE INFORMATION

        The Mortgage Manager must notify the Trust Manager promptly upon becoming aware of any event or circumstance which it reasonably considers likely to have a material adverse effect upon the ability of the Mortgage Manager to comply with its obligations under this
        Agreement, or the volume or value of investment proposals which it is likely to be able to make to the Trustee under clause 4 or the business operations of the Mortgage Manager generally.

7.      DEFAULT PROCEDURES

7.1     ADVISING OF DEFAULTS

        The Mortgage Manager must promptly give notice to the Trust Manager upon becoming aware of:

                                      16.

        (a)  the failure by a Mortgagor to pay any Loan Instalment; or

        (b)  the occurrence of any other Event of Default under any Mortgage.

7.2     PROCEDURES ON DEFAULT

        The Mortgage Manager must take such action following the occurrence of an Event of Default, and enforce the Powers (including by taking legal proceedings) in respect of any Defaulting Mortgage in such manner as:

        (a)  the Mortgage Manager reasonably considers necessary to:

             (i)   remedy that Event of Default;

             (ii)  recover the money secured by that Defaulting Mortgage; and

             (iii) protect and preserve the rights of the Trustee as mortgagee and the interests of Bondholders under the Trust Deed and
                   Security Trust Deed; and

        (b)  is required to ensure that any losses suffered in relation to that
             Mortgage which are, or are required to be insured under a Mortgage
             Insurance Policy are able to be claimed under that Mortgage
             Insurance Policy.

7.3     MORTGAGE MANAGER TO COMPLY WITH DIRECTIONS

        The Trustee or the Trust Manager may (but shall not be obliged to)
        give directions and instructions to the Mortgage Manager as to the action to be taken pursuant to clause 7.2. The Mortgage Manager must comply with those directions and instructions.

7.4     MORTGAGE MANAGER MAY INCUR COSTS

        Without limiting clauses 7.2 and 7.3, the Mortgage Manager may, provided that it obtains any consents required under and complies with the relevant Mortgage Insurance Policy, take any action which the Trustee as mortgagee is entitled to take under a Defaulting
        Mortgage (for example the carrying out of repairs to or the completion of building works on the Property) and incur such expenses as the Mortgage Manager reasonably considers necessary for the purposes of doing so, including retaining solicitors, valuers, builders and other appropriately

                                      17.

        qualified professionals or experts.

7.5     TRUSTEE AND TRUST MANAGER TO FACILITATE ENFORCEMENT

        The Trustee and the Trust Manager must do all things which the
        Mortgage Manager reasonably requests to enable the Mortgage Manager to perform its obligations under this clause 7.

7.6     MORTGAGE INSURANCE CLAIMS

        If the Property the subject of a Defaulting Mortgage is sold in exercise of a power of sale or foreclosed upon (and at such other times as directed by the Trust Manager), the Mortgage Manager must promptly take all action available to it to claim any amount payable under the Mortgage Insurance Policy relating to that Defaulting
        Mortgage.

7.7     REPORTING OF ENFORCEMENT ACTION

        The Mortgage Manager must keep the Trustee and the Trust Manager promptly informed of all action taken by the Mortgage Manager under this clause 7.

7.8     NOTIFICATION OF DISPUTE RESOLUTION PROCEDURES

        The Mortgage Manager must notify any Mortgagor or prospective
        Mortgagor with whom there is a dispute in relation to a Mortgage
        Document or an application for a Loan (whether in relation to a
        Defaulting Mortgage or otherwise), which is not settled promptly between the Mortgage Manager and the Mortgagor, of the Dispute
        Resolution Procedures.

8.      PROPERTY INSURANCE

        The Mortgage Manager must:

        (a)  ensure that the relevant Mortgagor takes out and maintains all
             Property Insurances under the relevant Mortgage;

        (b)  ensure that the interest of the Trustee as mortgagee is noted on all Property Insurances;

        (c)  if that Mortgagor does not pay any premiums payable in respect of any Property Insurances or for any reason any of the Property
             Insurances are cancelled, terminated or lapse, exercise the Power under that Mortgage to pay those

                                      18.

             premiums or (as the case may be) to take out and maintain
             Property Insurances in respect of that Mortgage and the Property subject to it;

        (d)  promptly notify the Trust Manager on behalf of the Trustee if any
             Property Insurance lapses without renewal or is cancelled or terminated; and

        (e)  not settle or compound any claim under any Property Insurance unless it has obtained the prior written approval of the Trustee or the Trust Manager and must comply with any instructions given by the Trustee or the Trust Manager with respect to the settlement or conduct of any such claim.

9.      REIMBURSEMENT OF MORTGAGE MANAGER

9.1     MORTGAGE MANAGER TO BEAR OWN COSTS

        The Mortgage Manager must pay all costs and expenses of performing its obligations under this Agreement, and is not entitled to reimbursement or compensation from the Trustee or the Trust Manager except to the extent expressly stated in this Agreement.

9.2     MORTGAGE MANAGER TO INDEMNIFY TRUSTEE FOR COSTS

        The Mortgage Manager must indemnify the Trustee on demand for all stamp duty, taxes, registration and similar fees and charges payable on or in connection with any Secured Agreement, which are payable by the relevant Mortgagor under that Secured Agreement, and which are not paid by that Mortgagor.

9.3     REIMBURSEMENT OF MORTGAGE MANAGER

        (a)  The Trustee must reimburse the Mortgage Manager from money received by the Trustee under clause 5.5 for all costs, expenses and disbursements incurred in the performance of its obligations under clauses 7, 8 and 9.2 and in the exercise of any Power:

             (i)   if such costs, expenses and disbursements are paid by the
                   Mortgagor in accordance with its obligations under a
                   Mortgage, from the proceeds of such payment; and

             (ii)  otherwise in accordance with provisions of that

                                      19.

                   Mortgage providing for the order of application of money
                   received as a result of the exercise of a Power under that
                   Mortgage (as though such costs, expenses or disbursements
                   had been incurred by the Trustee as mortgagee).

        (b)  The Trustee must pay to the Mortgage Manager:

             (i)   the amount of any interest which the Trustee receives from the relevant Mortgagor in respect of any amount which is
                   reimburseable to the Mortgage Manager under paragraph (a)(i)
                   above; and

             (ii)  interest on any amount reimburseable to the Mortgage Manager under paragraph (a)(ii) above at the rate payable by the
                   relevant Mortgagor under the relevant Mortgage in accordance with the provisions of that Mortgage providing for the order of application of money received as a result of the exercise of a Power under that Mortgage (as though such interest were an Expense of the Trustee in enforcing that Mortgage).

10.     REPRESENTATIONS AND WARRANTIES

10.1    REGARDING MORTGAGES

        The Mortgage Manager represents and warrants to the Trustee and the
        Trust Manager that except as disclosed to the Trust Manager on behalf of itself and the Trustee in writing, and approved or waived by the
        Trust Manager on or prior to the settlement of a Mortgage, the following matters will be true and correct in all material respects in relation to that Mortgage:

        (a)  the Mortgage Manager instructed an Approved Solicitor, in accordance with clause 4 and the Agreed Procedures to act for the
             Trustee in relation to that Mortgage;

        (b)  before or at the time of settlement of that Mortgage, the Approved
             Solicitor instructed in relation to that Mortgage gave a
             Solicitor's Certificate which complied with the Agreed Procedures;

        (c)  each Mortgage Document relating to that Mortgage is and will at all times be, in all material respects, in the form required by

                                      20.

             the Agreed Procedures, and the Mortgage Manager will not agree to any amendment, variation or waiver of any Mortgage Document except as specifically permitted by and in accordance with this
             Agreement or the Agreed Procedures;

        (d)  the Property is insured in accordance with the requirements of the
             Mortgage;

        (e)  the Mortgage is covered by an Approved Mortgage Insurance Policy;

        (f)  there is no Encumbrance affecting the Property other than the
             Mortgage;

        (g)  the Mortgagor is the beneficial owner of the Property and is or is entitled to be registered as the proprietor or is the legal owner of the Property;

        (h)  each Mortgage Document relating to that Mortgage constitutes valid, binding and enforceable obligations of the Mortgagor and the other parties to them (other than the Trustee and the Trust Manager);

        (i)  each Mortgage Document relating to that Mortgage has been, or will be, within any applicable statutory time limit, fully stamped in accordance with all applicable Laws, and (if required or able to be registered) has been registered or is in registrable form, and there are no impediments to its registration or continued
             registration;

        (j)  the Mortgage is or will be upon registration, a registered mortgage with first priority for all money stated to be secured by it;

        (k)  the Mortgagor's Application for Loan is substantially in the form required by the Agreed Procedures, has been fully investigated by the Mortgage Manager in accordance with the Agreed Procedures, and the Mortgage Manager is satisfied that all statements and
             information contained in it are correct in all material respects;

        (l)  in the case of a Mortgage entered into in any State or Territory of the Commonwealth of Australia before the coming into force in that
             State or Territory of the Uniform Consumer Credit Legislation, none of the Mortgage Documents relating to

                                      21.

             that Mortgage is a Regulated Mortgage, as defined in Section 5 of the Credit Act 1984 (NSW) or the corresponding legislation of any other Australian jurisdiction;

        (m)  the Mortgage Manager is not aware of any circumstances relating to the Mortgage, the Property, the Mortgagor or any Guarantor which could reasonably be expected to cause a prudent investor to:

             (i)   regard the Mortgage as an unacceptable investment;
             (ii)  expect the Mortgagor to default under the Mortgage; or
             (iii) diminish the value or marketability of the Property from that stated in the Valuation;

        (n)  the Agreed Procedures have been fully complied with in relation to that Mortgage; and

        (o)  to the best of the Mortgage Manager's knowledge, all
             representations and warranties made by the Mortgagor and any
             Guarantor in the Mortgage Documents relating to that Mortgage are true.

10.2    REGARDING THE MORTGAGE MANAGER

        The Mortgage Manager represents and warrants to the Trustee and the
        Trust Manager:

        (a)  (LEGALLY BINDING OBLIGATION): this Agreement constitutes its valid and legally binding obligations in accordance with its terms;

        (b)  (NO VIOLATION): the execution, delivery and performance of this
             Agreement does not violate its Memorandum and Articles of
             Association, any existing Law, or any document or agreement to which it is a party or which is binding upon it or any of its assets;

        (c)  (AUTHORISATIONS): all consents, licences, approvals and authorisations of every government authority required to be obtained by it in connection with the execution, delivery and performance of this Agreement have been obtained and are valid and subsisting;

        (d)  (DUE INCORPORATION): it is duly incorporated and has the

                                      22.

             corporate power to own its own property and to carry on its own business as it is now being conducted; and

        (e)  (CORPORATE POWER): it has the power and has taken all corporate and other action required, to enter into this Agreement and to authorise the execution and delivery of this Agreement and the performance of its obligations under it.

        The representations and warranties contained in this clause 10.2 shall be deemed to be repeated on each day until this Agreement is terminated, by reference to the facts and circumstances then existing.

10.3    TRUSTEE'S RELIANCE ON REPRESENTATIONS AND WARRANTIES

        The Mortgage Manager:

        (a)  acknowledges that:

             (i)   the Trustee and the Trust Manager enter into this Agreement;
                   and

             (ii)  the Trustee will enter into Mortgages and advance money on the security of Mortgages,

             in each case in reliance on the representations and warranties set out in clauses 10.1 and 10.2; and

        (b)  agrees to indemnify the Trustee and the Trust Manager on demand for all damages, claims, losses, costs and expenses which either of them may suffer or incur as a result of or in connection with any breach of those representations and warranties.

11.     INDEMNITY

        The Mortgage Manager must indemnify the Trustee and the Trust Manager on demand for all damages, claims, losses, costs and expenses which either of them may suffer or incur as a result (direct or indirect)
        of:

        (a)  any negligence, fraud or breach of duty by the Mortgage Manager; or

        (b)  any breach by the Mortgage Manager of this Agreement; or

                                      23.

        (c)  any breach by the Mortgage Manager of any representation and warranty contained in this Agreement.

12.     AGREED PROCEDURES

12.1    ACKNOWLEDGMENT

        The Trust Manager has delivered to the Mortgage Manager a copy of the
        Agreed Procedures in force at the date of this Agreement, and the
        Mortgage Manager acknowledges having received that copy.

12.2    CHANGES TO AGREED PROCEDURES

        The Trust Manager must from time to time give to the Mortgage Manager a copy of any changes or proposed changes to the Agreed Procedures.
        Any such change will become effective and binding upon the Mortgage
        Manager on the date specified by the Trust Manager in writing at the time it gives notification of the changes or proposed changes, which must not be less than three Banking Days after the date of notification. Until so effective, the Agreed Procedures as notified to the Mortgage Manager most recently prior to that time shall continue to be binding on the Mortgage Manager.

12.3    INCONSISTENCY

        If there is any inconsistency between this Agreement and the Agreed
        Procedures, the Agreed Procedures prevail to the extent of the inconsistency.

13.     MORTGAGE MANAGER'S FEES

13.1    SERVICING FEE

        The Trust Manager must pay to the Mortgage Manager a servicing and other fees as are from time to time agreed between them. The Mortgage
        Manager acknowledges that the aggregate of the servicing and other fees payable to it under this clause 13.1 and the fees payable to any delegate of the Mortgage Manager must not exceed the fees payable to the Trust Manager under or in respect of the Trust Deed in so far as the Trust Manager's fee is calculated by reference to the Mortgages from time to time held in the Funds.

13.2    OTHER MORTGAGE MANAGER FEES

        The Mortgage Manager will charge such application and other fees to

                                      24.

        applicants for a Loan as the Trust Manager may from time to time require. All such fees will belong to the Trustee and must be paid to the Trustee by the Mortgage Manager in accordance with this Agreement.

14.     TERMINATION

14.1    TERMINATION BY TRUSTEE

        The Trust Manager on the Trustee's behalf may, subject to clause 14.4, terminate this Agreement immediately, by notice in writing to the
        Mortgage Manager if:

        (a)  the Mortgage Manager breaches any of its obligations under this
             Agreement, and does not remedy that breach within 10 Banking Days of a notice from the Trustee or the Trust Manager requiring the same to be remedied; or

        (b)  any representation or warranty made by the Mortgage Manager in this
             Agreement is or proves to be untrue in any material respect as determined by the Trust Manager; or

        (c)  an Event of Insolvency occurs in relation to the Mortgage Manager.

14.2    TERMINATION BY MORTGAGE MANAGER

        The Mortgage Manager may terminate this Agreement at any time by not less than three months notice in writing to the Trust Manager and the
        Trustee.

14.3    EFFECT OF TERMINATION

        Upon termination of this Agreement, the Mortgage Manager must immediately deliver to the Trustee or as the Trustee directs all books, records, accounts, registers, computer files, documents and records of any kind kept or brought into existence by the Mortgage
        Manager under, for the purposes of or in connection with this
        Agreement.

14.4    SURVIVAL OF OBLIGATIONS

        The Mortgage Manager's obligations under clauses 5.6 and 5.8 will survive termination of this Agreement.

                                      25.

15.     ASSIGNMENTS

15.1    BY MORTGAGE MANAGER

        (a)  (TO RELATED BODY CORPORATE): The Mortgage Manager may assign or transfer its rights under this Agreement in whole but not in part to a related body corporate (as that expression is defined in the
             Corporations Law) of the Mortgage Manager provided that:-

             (i)   it first obtains the written consent of the Trustee and the
                   Trust Manager, such consent not to be unreasonably withheld or delayed; and

             (ii)  if required by the Trust Manager, the Mortgage Manager notifies all Mortgagors in writing of the assignment or
                   transfer, either as a condition of the Trust Manager's
                   consent, or within any period specified by the Trust Manager when it gives its consent.

        (b)  (OTHERWISE): The Mortgage Manager must not assign, transfer or dispose of all or any part of its rights under this Agreement without the prior written consent of the Trustee and the Trust
             Manager. The Trustee and the Trust Manager may grant or withhold that consent in their absolute discretion.

15.2    BY TRUSTEE OR TRUST MANAGER

        Each of the Trustee and the Trust Manager may assign and transfer its rights under this Agreement to a person who succeeds it as Trustee or
        Trust Manager (as the case may be) under the Trust Deed. The Mortgage
        Manager must upon request by the Trustee execute such documents as the
        Trustee or the Trust Manager may reasonably require at the cost of the
        Trustee or the Trust Manager (as the case may be) to transfer to the successor Trustee or Trust Manager (as the case may be) the rights and obligations of the Trustee or the Trust Manager (as the case may be)
        under this Agreement upon it ceasing to hold the office of Trustee or
        Trust Manager (as the case may be) under the Trust Deed.

                                      26.

16.     NOTICES

        Every notice, certificate, request, direction, demand or other communication of any nature whatsoever required to be served, given or made under or arising from this Agreement:

        (a)  shall be in writing in order to be valid;

        (b)  shall be deemed to have been duly served, given or made in relation to a party if it is:

             (i)   delivered to the address of that party set out in
                   sub-paragraph (e) (or to such other address as may be
                   notified in writing by that party to the other parties from time to time); or
             (ii)  posted by prepaid registered post to such address; or
             (iii) sent by facsimile to the facsimile number set out in sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other parties from time to time);

        (c)  shall be sufficient if executed by the party giving, serving or making the same or on its behalf by any Authorised Signatory of such party;

        (d)  shall be deemed to be given, served or made:

             (i)   (in the case of prepaid registered post) within 2 Banking
                   Days of posting;
             (ii)  (in the case of facsimile) on receipt of a transmission report confirming successful transmission; and
             (iii) (in the case of delivery by hand) on delivery;

        (e)  the addresses and facsimile numbers for service of notices as referred to in sub-paragraph (b) of this clause are as follows:

             (i)   where the Trustee is the recipient:

                   Level 3
                   39 Hunter Street
                   Sydney, NSW 2000

                   Fax: (02) 223 7688
                   Attention: Manager: Mortgage Securitisation

                                      27.

             (ii)  where the Trust Manager is the recipient:

                   Level 34,
                   525 Collins Street
                   Melbourne, Vic 3000

                   Fax: (03) 617 2690
                   Attention: A Wamsteker

             (iii) where the Mortgage Manager is the recipient:

                   Level 36,
                   525 Collins Street
                   Melbourne, Vic 3000

                   Fax:  (03) 629 4553
                   Attention:  Daryl La'Brooy

17.     THE TRUSTEE

17.1    TRUSTEE OF THE FUNDS

        The parties acknowledge that the Trustee enters into this Agreement as trustee for the Funds and not in any other capacity.

17.2    LIABILITY OF TRUSTEE

        (a)  For the purposes of this clause 17.2:

             "OBLIGATIONS" means all obligations and liabilities of whatsoever kind, undertaken or incurred by, or devolving upon, the Trustee under or in respect of this Agreement or any deed, agreement or other instrument collateral herewith or given or entered into pursuant hereto.

             "ASSETS" includes all assets, property and rights real or
             personal of any nature whatsoever.

        (b)  The Trustee enters into this Agreement as trustee of the Funds and in no other capacity. The parties other than the Trustee
             acknowledge that the Obligations are incurred by the Trustee solely in its capacity as trustee of the Funds.

        (c)  The Trustee will not be liable to pay or satisfy any Obligations out of any Assets out of which the Trustee is not entitled to be indemnified in respect of any liability incurred by it as trustee of the Funds.

                                      28.

        (d)  The parties other than the Trustee may enforce their rights against the Trustee arising from non-performance of the Obligations only to the extent of the Trustee's right of indemnity out of the Assets of the Funds.

        (e)  If the parties other than the Trustee do not recover all money owing to them arising from non-performance of the Obligations by enforcing the rights referred to in paragraph (d), they may not seek to recover the shortfall by:

             (i)   bringing proceedings against the Trustee in its personal
                   capacity; or
             (ii)  applying to have the Trustee wound up or proving in the winding up of the Trustee unless another creditor has
                   initiated proceedings to wind up the Trustee.

        (f)  Except in the case of fraud, negligence, or wilful breach on the part of the Trustee, each of the parties other than the Trustee severally waives their rights, and releases the Trustee from any personal liability whatsoever, in respect of any loss or damage:

             (i)   which any of them may suffer as a result of any:

                   (A)    breach by the Trustee of its duties under this
                          Agreement; or
                   (B)    non-performance by the Trustee of the Obligations; and

             (ii)  which cannot be paid or satisfied out of the Assets out of which the Trustee is entitled to be indemnified in respect of any liability incurred by it as trustee of the Funds.

        (g)  Nothing in clauses (d) or (e) above is to be taken as derogating from the limitation of the Trustee's liability contained in clauses
             (c) and (f).

18.     MISCELLANEOUS

18.1    GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the State of New South Wales.

                                      29.

18.2    JURISDICTION

        (a)  Each of the Trustee, the Trust Manager and the Mortgage Manager
             irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Agreement.

        (b)  Each of the Trustee, the Trust Manager and the Mortgage Manager
             irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

18.3    SEVERABILITY OF PROVISIONS

        In the event that any provision of this Agreement is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this
        Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

18.4    COUNTERPARTS

        This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                                      30.

                                    SCHEDULE

                       BOND ISSUE CONFIRMATION CERTIFICATE

Perpetual Trustees Australia Limited
39 Hunter Street
SYDNEY   NSW   2000

Attention: [                ]

Dear Sirs

We refer to:

(a)     the Mortgage Origination and Management Agreement (the "AGREEMENT")
        dated [ ] 1994 made between Perpetual Trustees Australia Limited,
        Superannuation Members' Home Loans Limited and ourselves; and

(b)     the Securitisation Fund Bond Issue Direction dated [ ], a copy of which has been served upon us by the Trust Manager pursuant to clause 15.13 of the Agreement.

Words and expressions which are defined in the Agreement have the same meanings when used in this Certificate.

We certify with respect to each Mortgage comprised in the Portfolio of Mortgages specified in the Securitisation Fund Bond Issue Direction that:

1       On the date of its settlement, to the best of our knowledge and belief, all of the representations and warranties made by us pursuant to clause
        10.1 of the Agreement were true and correct by reference to the fact and circumstances then existing.

2       Nothing has come to our actual attention which would lead us to believe that any of those representations and warranties, or any other warranties, statements, certificates or other information provided to us by the relevant Approved Solicitor, the relevant Approved Valuer or any other person prior to the settlement of that Mortgage were incorrect, untrue or misleading in any material respect at the time they were made or given.

3       Nothing has come to our actual attention which would lead us to

                                      31.

        believe that there has been any material change in respect of any of the matters referred to in any of those representations, warranties, statements, certificates or other information which would adversely affect the benefit of the security provided by the Mortgage or its coverage under the relevant Approved Mortgage Insurance Policy or would allow the insurer under the relevant Approved Mortgage Insurance
        Policy to reduce or avoid a claim under the terms of the Mortgage
        Insurance Policy or at law.

4       Nothing has come to our actual attention which would constitute a breach of the terms of the relevant Approved Mortgage Insurance Policy by the
        Trustee, the Trust Manager or ourselves.

5       The Mortgage is not in arrears, or if it is in arrears, it will not be more than 30 days in arrears as at the Bond Issue Date.

6       To the best of our knowledge and belief no other material Event of
        Default has occurred with respect to the Mortgage.

7       The Trustee is entitled to enforce in its own name the Mortgage and to the extent of its interest and the interest of the Mortgagor under any policy of Property Insurance in relation to the Property, any such policy of Property Insurance.

8       The Mortgage and, if necessary an Collateral Security, have been stamped, or have been lodged for stamping accompanied by a bank cheque, for the full amount secured thereby.

9       The Mortgage has been duly registered by, or is in registrable form and will be lodged for registration forthwith upon its stamping with, the
        Land Titles Office in the State or Territory in which the Property is situated and, if necessary, any Collateral Security has been registered or is in registrable form and will be lodged for registration forthwith upon its stamping.

We have made no specific enquiry or investigation of any of the matters referred to above, except for a review of the records maintained by us with respect to the Mortgages comprised in the Portfolio of Mortgages maintained by us in accordance with the Agreement.

Yours faithfully

                                      32.

.........................................      ..................................
Authorised Signatory                          Authorised Signatory
National Mutual Property Services             National Mutual Property Services
(Aust.) Pty. Limited                          (Aust.) Pty. Limited

                                      33.

EXECUTED as an Agreement.

THE COMMON SEAL of                        )
PERPETUAL         TRUSTEES                )
AUSTRALIA  LIMITED,  ACN 000              )
431 827, was affixed in accordance        )
with its Articles of Association in the   )
presence of:

/s/ David Rowan White                          /s/ Peter Forsyth Adams
.............................................   .................................
(Signature of Secretary/Director)              (Signature of Director)

David Rowan White                              Peter Forsyth Adams
.............................................   .................................
(Name of Secretary/Director in Full)           (Name of Director in Full)

SIGNED for and on behalf of           )        /s/ A. Wamsterer
SUPERANNUATION MEMBERS' HOME          )        .................................
LOANS LIMITED by Anthony Stewart      )        (Signature)
Wamsterer its Attorney under a        )
Power of Attorney dated and who       )
declares that he has not received     )
any notice of the revocation of       )
such Power of Attorney in the         )
presence of:

/s/ David Tennant
.............................................
(Signature of Witness)

David Mitchell Tennant
.............................................
(Name of Witness in Full)

                                      34.

(Signature)

SIGNED for and on behalf of          )      /s/ A. Wamsterer
NATIONAL MUTUAL PROPERTY SERVICES    )      ....................................
(AUST.) PTY LIMITED by its           )      (Signature)
Attorney under a Power of            )
Attorney Anthony Stewart             )
Wamsterer dated 1 July 1994 and who  )
declares that he has not received    )
any notice of the revocation of      )
such Power of Attorney in the        )
presence of:                         )

/s/ David Tennant
.............................................
(Signature of Witness)

David Mitchell Tennant
.............................................
(Name of Witness in Full)